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                                                                   EXHIBIT 10.12

                         MASTER LEASE PURCHASE AGREEMENT

         THIS AGREEMENT dated as of April 13, 1994 between Ventana Medical Systems, Inc., a Delaware corporation, with its principal place of business at 3865 North Business Center Drive, Tucson, Arizona 85705 ("Vendor"), and Copelco Leasing Corporation, with its principal place of business at 1700 Suckle Plaza, Pennsauken, New Jersey 08110 ("Copelco").

                                    RECITALS

         A. Vendor is the manufacturer and marketer of various types of medical equipment.

         B. Subject to the terms and conditions set forth in this Agreement, Vendor agrees to sell and Copelco agrees to evaluate and, in its sole discretion, purchase from Vendor all of Vendor's right, title and interest in and to certain lease or noncancelable rental agreements (the "Offered Leases") that Vendor has entered into and will in the future enter into with customers of the Vendor ("Lessees") for the lease of certain new equipment (the "Equipment") and the Equipment subject to the Offered Leases under the program described in this Agreement (the "Program").

         NOW, THEREFORE intending to be legally bound hereby, and in consideration of the initial covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. OFFERS OF LEASES

         Vendor hereby grants to Copelco a right of first refusal to acquire the Offered Leases and related Equipment. The form of Offered Lease is attached hereto as Exhibit "1" and made a part hereof. Copelco shall furnish its lease rates to Vendor and shall provide Vendor, with at least thirty (30) days prior written notice of any change in its lease rates.

         2. PURCHASE AND SALE OF LEASES

         (a) Purchase. As to all Offered Leases accepted by Copelco (the "Leases"), upon payment by Copelco to Vendor of the Purchase Price (as defined below), Copelco purchases from Vendor and Vendor sells, assigns and transfers to Copelco all of Vendor's right, title and interest in and to (i) the Leases; (ii) the related Equipment; (iii) all chattel paper (as defined in the Uniform Commercial Code), delivery and acceptance certificates, guaranties, financing statements, recourse agreements, insurance, manufacturer's warranties and other similar documents (collectively, the "Related Documents"); and (iv) the proceeds of the foregoing (all of the foregoing hereinafter referred to, collectively, as the "Assets"). In connection with the sale by Vendor to Copelco of the Assets, the parties agree to execute a Master Assignment and Bill of Sale in the form attached hereto as Exhibit "2" and made a part hereof (the "Master Assignment and Bill of Sale").
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             (b) Purchase Price. The Purchase Price for each Lease, the related
Equipment and the other Assets related thereto shall be agreed upon from time to time by the parties. A price list will be provided by Vendor to Copelco, with updates from time to time. The Purchase Price shall be paid upon Copelco's receipt of the following documents:

                  (i) All original executed counterparts of the Lease (other than any copy retained by the Lessee);

                  (ii) All originals of documents relating to the Lease, such as instruments, guaranties, security agreements, representations and warranties, letters of credit, financing statements, recourse agreements, corporate or partnership resolutions, certificates of title and other documents (collectively, the "Related Documents");

                  (iii) Uniform Commercial Code ("UCC") financing statements against each Lessee covering any Equipment and naming Lessee as debtor, Vendor as secured party and Copelco as assignee of secured party;

                  (iv)  Invoice for the Equipment;

                  (v) Evidence of insurance coverage on the Equipment, in compliance with the terms of the Lease, with Vendor named as loss payee and additional insured; and

                  (vi) Such other documents and instruments as Copelco may reasonably request, duly executed by Vendor, to further implement and effect the purposes of this Agreement.

         3. TERM

         The term of this Agreement shall commence on the date hereof and shall continue until either party shall give the other party sixty (60) days prior written notice. Termination shall not affect the rights and obligations of the parties with respect to any Leases entered into prior to termination and this Agreement shall be deemed to be continuing as to such Leases.

         4. VENDOR'S REPRESENTATIONS AND WARRANTIES

         (a) As to each Lease and the related Equipment and other Assets, Vendor does hereby warrant and represent, upon which representations and warranties Copelco relies, and which representations and warranties shall survive the execution, delivery and performance of this Agreement, as follows:

                  (i) The Lease is in full force and effect and Vendor has not assigned the whole or any part of the rights assigned to Copelco;


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                  (ii) The Lease is valid, binding and enforceable in accordance with its terms and represents a non-cancelable obligation of a Lessee having legal capacity to contract and the original of the Lease has been given to Copelco;

                  (iii) The execution of the Lease is in compliance with all applicable laws and regulations affecting the same, and unless otherwise disclosed in writing by Vendor to Copelco, the Lease has not been modified, altered or changed in any manner;

                  (iv) The signatures of the Lessee and of the guarantors, if any, in the Lease and any guarantees, respectively, are genuine in all respects;

                  (v) The Lease, the proceeds thereunder and the Equipment covered by the Lease are owned by Vendor and will at the time of Copelco's purchase of such Assets, be free and clear of all defenses, setoffs, counterclaims, security interests, liens and encumbrances of any kind or nature;

                  (vi) Vendor has filed UCC-1 financing statements in such a manner so as to perfect Vendor's interest in the Equipment ahead of all other creditors of the Lessee;

                  (vii) All the information provided by Vendor to Copelco concerning the Lease, the Equipment and the Lessee is accurate and complete in all respects and the description of the Equipment under the Lease is accurate and complete in all respects, including without limitation the information contained in this Agreement and the Exhibits hereto; unless otherwise explicitly stated in the Lease, the Equipment was new, not obsolete and unused at the commencement of the Lease. Vendor has no knowledge that any item of Equipment has suffered any loss or damage which has not been repaired,

                  (viii) No down payment has been advanced to the Lessee by Vendor;

                  (ix) The Equipment has been delivered to and accepted by the Lessee;

                  (x) There does not exist any dispute or claim with respect to the Equipment, the Lease or Vendor's performance thereunder;

                  (xi) No agreement or instrument has been executed by the Lessee, which would modify or amend the terms and conditions of the Lease or impair Copelco's rights to collect the proceeds of the Lease or impair Copelco's right, title and interest in the Equipment;

                  (xii) All Equipment is to be used by the Lessee solely for business or commercial purposes and not for personal, family or household purposes;

                  (xiii) The Lessee has not defaulted in any payment or performance obligations under the Lease;

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                  (xiv) All documents executed by Vendor and/or the Lessee in connection with the leasing of the Equipment to the Lessee have been furnished to Copelco and there are no other agreements or understandings between Vendor and the Lessee, written or oral, with respect to the Equipment or lease thereof,

                  (xv) Vendor is a validly organized and existing corporation and in good standing in its state of incorporation and duly qualified to do business in the state where the Equipment is located if other than its state of incorporation, where such qualification is required;

                  (xvi) Vendor has the power and authority to carry on its business as it is currently conducted, to own, operate and lease its assets and to enter into and perform this Agreement;

                  (xvii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not
(A) constitute a violation of, or default under or conflict with, any term or provision of Vendors Certificate or Articles of Incorporation, or any contract, commitment, indenture, lease or other agreement to which it is a party or by which it is bound; (B) violate any provisions of law, statute, rule or regulation to which it is subject; or (C) violate any judgment, order, writ, injunction or decree of any court applicable to it; and

                  (xviii) No consent, authorization, license, permit, registration or approval of, or exemption or other action by, any governmental or public body, commission or authority is required in connection with the execution, delivery and performance of this Agreement by Vendor.

         4A. COPELCO'S COVENANTS

                  Copelco covenants during the term of this Agreement and for a period of one (1) year thereafter, provided that no Vendor event of default has occurred hereunder, as follows:

                  (a) Copelco will not use any information directly furnished to it by Vendor with respect to Vendor's customer base for the purpose of soliciting business with such customers in connection with the leasing of non-vendor equipment;

                  (b) Without Vendor's consent, Copelco will not offer Vendor salespeople or employees incentives to obtain Offered Leases under the leasing program described in this Agreement; and

                  (c) Copelco will work with Vendor's Director of Sales and Lease Administrator on all customer complaints and disputes, as further provided in paragraph 7.

         5. INDEMNIFICATION

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         (a) Copelco shall indemnify and hold Vendor harmless from and against any demand, claim, action, cost, loss, liability, damage or expense of any kind, including without limitation reasonable attorney's fees, arising from or in connection with Copelco's breach of any warranty, representation or covenant contained herein.

         (b) Vendor shall indemnify Copelco from and against any demand, claim, action, cost, loss, liability, damage or expense of any kind, including without limitation reasonable attorney's fees, arising out of or in connection with: (i) Vendor's breach of any representation, warranty, covenant or obligation contained in this Agreement or any of the Leases, (ii) the Equipment, including without limitation, the manufacture, selection, delivery, possession or lease of the Equipment, and (iii) any warranties, expressed or implied, given by the Vendor for the Equipment.

         (c) Any party claiming a right to indemnification under the provisions of this paragraph shall give prompt written notice to the other party of its claim for indemnification. Each party shall have the right to satisfy any claim for indemnification under this Agreement by setoff or credit against any amounts owed to it by the other party under this Agreement or any amounts owed by it to the other party under this Agreement and to pursue any and all other remedies available to it for any deficiency. Any claim for indemnification shall be paid within thirty (30) days after notice of the claim. Any amounts not paid when due under this paragraph shall bear interest from the date due until the date paid at a rate equal to twelve (12%) percent per annum.

         6. REPURCHASE OBLIGATIONS OF VENDOR

         (a) In the event that (i) any representation or warranty made by Vendor herein or in the Master Assignment and Bill of Sale is false, or (ii) Vendor has breached any covenant or other obligation contained herein, in any Lease or in the Master Assignment and Bill of Sale, or (iii) proceedings under the Federal Bankruptcy Act or other insolvency laws shall be instituted against Vendor, or a trustee or receiver appointed for Vendor of any of its property, or Vendor shall make an assignment for the benefit of creditors or institute proceedings to be adjudicated a bankrupt or insolvent, or Vendor shall wind-up, liquidate or dissolve its business or affairs, an event of default hereunder shall have occurred and Vendor agrees to repurchase from Copelco, within ten (10) days after Copelco's written demand, the Leases affected by such event of default.

         (b) The repurchase price for each Lease that Vendor is obligated to repurchase under this paragraph 6 (the "Repurchase Price") shall be the aggregate of the following:

                  (i) An amount equal to (x) all rentals and other sums then due and owing but unpaid under such Lease plus (y) the present value of the remaining sums to be paid by Lessee during the remaining term of the Lease and Copelco's booked residual for the Equipment as provided by Copelco to Vendor, discounted at the rate used when the Lease was assigned to Copelco (but only to the extent permitted by law); and

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                  (ii) All out-of-pocket expenses incurred by Copelco in
connection with the collection or attempted collection of payments due it under such Lease, including but not limited to reasonable attorney's fees and costs.

         (c) If the Repurchase Price is not paid within thirty (30) days after Copelco's demand, Vendor shall pay interest on the Repurchase Price at the rate of one and a half (1-1/2%) percent per month until paid, but in any event, at an interest rate not in excess of the maximum amount permitted by law. Copelco's delay or failure to exercise any of its rights hereunder shall not be deemed to be a waiver of such rights. Upon Copelco's receipt of the full Repurchase Price, such Lease shall be reassigned by Copelco to Vendor without recourse or warranty of any kind.

         7. BILLING AND COLLECTION: ATTORNEY-IN-FACT

         (a) Copelco shall have the sole right to do all billing and make all collections on all Leases in Vendor's name and to exercise any and all of the Lessor's rights, powers and remedies thereunder. All bills sent by Copelco, in the name of Vendor, shall direct the Lessees to remit all payments to a post office box designated by and under the sole control of Copelco. Copelco shall submit to vendor on a weekly basis, an aging report on all of the leases. In the event that a Lessee becomes more than thirty (30) days delinquent, Copelco shall contact Vendor and Vendor shall have 30 days to cause Lessee to cure the default. At the end of such 30 day period, Vendor shall notify Copelco as to whether it wishes to remarket the Equipment, in which case Vendor shall assume the Lease payments while it is remarketing the Equipment as provided in paragraph 7(d) below, or whether Copelco should pursue collection in its own name.

         (b) In the event of Vendor's default under this Agreement or the Master Assignment, Copelco may elect in its sole and absolute discretion at any time, upon fifteen (15) days prior written notice to Vendor, to perform the billing and collection in its own name and to so notify all of the Lessees.

         (c) Vendor hereby irrevocably constitutes and appoints Copelco, its successors and assigns, and any officer or agent thereof with full power of substitution, as Vendor's true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of Vendor and in the name of the Vendor or otherwise, to (i) ask, require, demand, receive, compound and give acquittance for any and all monies and claims for money due and to become due under, or arising out of each Lease, to endorse any checks or other instruments or orders in connection therewith, to give all or any of the notices, consents, instructions or other communications reserved to Vendor in the Lease, and to file any claims or take any action or institute any proceedings which Copelco deems necessary or advisable; and (ii) to take any and all appropriate action and execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. Vendor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest, shall be irrevocable and shall terminate

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only upon payment in full of the obligations hereunder and the termination or expiration of this Agreement and the Leases. The powers conferred on Copelco hereunder are solely to protect Copelco's interests in any such powers.

         (d)(i) Vendor hereby agrees that where it has elected to remarket the Equipment under the terms of this paragraph 7, Vendor shall, at its sole expense, repossess the Equipment and refurbish the Equipment to the extent necessary to put the Equipment in good working order and meet manufacturer's specifications, if applicable, and exercise its best efforts to remarket the Equipment in the following manner: (A) Vendor will locate a new lessee, acceptable to Copelco, to assume the balance of rentals then due and to become due under the Lease at the time of default; or (B) Vendor will sell the Equipment for an amount in cash equal to the aggregate of (y) the rental payments then due plus (z) the present value of the rental payments to become due during the term of the Lease and Copelco's anticipated residual recovery from the Equipment, all discounted at the rate of six (6%) percent (collectively, the "Lease Balance").

         (ii) If Vendor shall fail to remarket the Equipment in the manner described above within ninety (90) days after Copelco's written request, then Vendor shall become liable under the Lease to make all required payments due under the Lease in the manner described therein, which liability shall continue until the Equipment has been remarketed or until all of the obligations of Lessee have been fulfilled, whichever is earlier.

         8. FURTHER ASSURANCES

         Vendor agrees that at any time and from time to time, upon the written request of Copelco, Vendor will promptly and duly execute and deliver any and all such further instruments and documents as Copelco or any subsequent assignee may reasonably deem desirable in obtaining the full benefits of this Agreement or the Master Assignment and Bill of Sale and of the rights and powers herein granted.

         9. ENTIRE AGREEMENT

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except for any supplemental documents that may be required by Copelco, this Agreement, the Master Assignment and Bill of Sale and all Exhibits hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and any change or modification hereto must be in writing and signed by the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

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         10.  NOTICE

         Any notice, demand, request, consent, report, approval or communication required hereunder shall be in writing and sent by registered mail, return receipt requested, or by overnight delivery to the address of the party set forth in this Agreement. Notice shall be deemed given three (3) days after the date mailed if sent by registered mail or when sent, if sent by overnight mail.

         11.  ASSIGNMENTS

         Copelco shall have the right to assign or transfer the Leases or grant a security interest in any Equipment or any sums due under the Leases or hereunder and all of its rights under this Agreement to any wholly-owned subsidiary or third party financing sources, provided, however, that Copelco will continue to perform all billing and collecting; in such event, Copelco's assignee, transferee or grantee shall have all the rights, powers, privileges and remedies of Copelco under the Leases and this Agreement and Vendor agrees not to assert any claim or defense arising out of this Agreement or otherwise which it may have against Copelco in connection with the transferred Lease or Equipment. Vendor shall not make any assignment of its obligations hereunder.

         12.  LAW GOVERNING; WAIVER OF JURY TRIAL

         This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of New Jersey. TO THE EXTENT PERMITTED BY LAW, THE PARTIES WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT IN CONNECTION WITH THIS AGREEMENT.

         13.  COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers, all as of the day and year first above written.

COPELCO LEASING CORPORATION                    VENTANA MEDICAL SYSTEMS, INC.


By:      /s/                                   By:      /s/ R. MICHAEL RODGERS
       --------------------------------               -------------------------

Title: Vice President-General Manager          Title:   Vice President
       --------------------------------               -------------------------




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                                    EXHIBIT 1

                             COPELCO'S FORM OF LEASE







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                                    EXHIBIT 2

                       MASTER ASSIGNMENT AND BILL OF SALE

         THIS ASSIGNMENT AND BILL OF SALE is made this 13th day of April 1994, by Ventana Medical Systems, Inc. ("Assignor").

                                    RECITALS

         WHEREAS, Assignor and Copelco Leasing Corporation ("Copelco") have entered into a Master Lease Purchase Agreement dated April 13, 1994 (the "Agreement"). Capitalized terms used but not defined herein shall have the same meaning as ascribed to them by the Agreement;

         WHEREAS, Assignor shall from time to time assign and sell certain leases, including any guarantees and other documents in connection with the leases, and sell the equipment related to such leases (each such transaction hereinafter referred to as an "Assigned Lease") to Copelco; and

         WHEREAS, such assignment and sale of an Assigned Lease and related equipment shall be effected by and shall be in accordance with the terms set forth in this Master Assignment and Bill of Sale, unless modified by a written agreement signed by Assignor and Copelco.

         NOW, THEREFORE, in consideration of the foregoing premise and of the mutual covenants herein contained, and intending to be legally bound hereby, Assignor and Copelco agree as follows:

         1. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, upon delivery to Copelco of the original counterpart copy of each Assigned Lease, Assignor will and does hereby sell, assign, and transfer and by these presents has sold, assigned and transferred to Copelco each such Assigned Lease, together with all of the Assignor's right, title and interest in and to the equipment described in each such Assigned Lease (the "Equipment") and all sums due and to become due under each such Assigned Lease (including without limitation all sums payable by reason of damage, destruction or loss to the Equipment), all claims for damages arising out of the breach thereof and all rights of Assignor including, without limitation, the right to terminate the Assigned Lease, to perform thereunder and to compel performance of the terms thereof.

         2. All of Assignor's right, title and interest assigned hereunder may be reassigned by Copelco and any subsequent assignee.


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EXHIBIT 2
PAGE 2

         3. Assignor does hereby constitute Copelco, its successors and assigns, as Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for money due and to become due under, or arising out of each such Assigned Lease, to endorse any checks or other instruments or orders in connection therewith, to give all or any of the notices, consents, instructions or other communications reserved to Assignor in the Assigned Lease and to file any claims or take any action or institute any proceedings which Copelco or any subsequent assignee deem necessary or advisable in the premises.

         4. Assignor agrees that at any time and from time to time, upon the written request of Copelco, Assignor will promptly and duly execute and deliver any and all such further instruments and documents as Copelco may reasonably deem necessary or advisable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

         5. Assignor hereby agrees that it will not, without the prior written consent of Copelco, extend, amend, supplement, modify or terminate any Assigned Lease or agree to, or permit, any modification, waiver or other alteration of the terms thereof.

         6. With respect to each Assigned Lease, Assignor hereby represents, warrants and agrees that Assignor has delivered to Copelco all original counterparts of the Assigned Lease other than counterparts in the Lessee's possession.

         7. The terms, conditions, representations and warranties of the Agreement are hereby incorporated herein and made a part hereof In the event that any of the terms, conditions, representations and warranties contained in this Assignment shall conflict with the provisions of the Agreement, the provisions of this Assignment shall govern.

         WHEREFORE, each of the parties hereto has caused this Assignment to be executed by its duly authorized officer, as of the day first above written.

COPELCO LEASING CORPORATION                       VENTANA MEDICAL SYSTEMS, INC.

By:  /s/                                          By:  /s/ R. MICHAEL RODGERS
   ---------------------------------                 --------------------------


Title:  Vice President - Gen'l MGR.               Title: Vice President
       -----------------------------                     ----------------------




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